Second Quarter 2021 Earnings Call

2 Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the continued impact of the COVID-19 pandemic (and variants thereof) and related governmental response measures on the U.S. economy and the economies of the markets in which we operate; (ii) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in policy by regulatory agencies; (ix) changes in the securities and foreign exchange markets; (x) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xi) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics and other catastrophic events in the Company’s geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

Overview Note: Financial data as of June 30, 2021 (1) Total revenue is calculated as net interest income plus noninterest income. Company Snapshot Loans and Deposits by State Assets: $16.0 billion Loans: 10.1 Deposits: 13.1 Equity: 2.2 3 MS 24% AL 21% FL 5% GA 32% TN 18% Loans MS 37% AL 12%FL 3% GA 35% TN 13% Deposits 73% 3% 22% 2% YTD Total Revenue(1) Community Bank Wealth Management Mortgage Insurance

55 20 65 10 65 75 20 95 95 85 77 95 81 7524 40 59 40 FLORIDA Jackson Mobile Knoxville Chattanooga Greensboro Raleigh Columbia Nashville Winston-Salem Montgomery Birmingham Columbus Charlotte Jacksonville Memphis Orlando Huntsville Tallahassee Atlanta Wilmington Charleston Savannah Tupelo Greenville MISSISSIPPI ALABAMA TENNESSEE GEORGIA SOUTH CAROLINA NORTH CAROLINA ARKANSAS LOUISIANA Branch (161) Loan Production Office (7) Mortgage (21) Insurance (8) Financial Services (2) 4 Renasant Footprint

Second Quarter Highlights 5 • Net income of $40.9 million and diluted EPS of $0.72 • Although mortgage production remained strong during the quarter, mortgage banking income began to normalize as gain on sale margins compressed • As part of the Company’s efficiency initiatives, 7 locations were closed in the second quarter of 2021 • Allowance for credit losses to total loans, excluding Paycheck Protection Program (“PPP”) loans, decreased to 1.74%(1) • Net charge-offs were $752 thousand, and the ratio of nonperforming loans to total loans (excluding PPP loans) was 0.57%(1) • Loans, excluding PPP loans, grew quarter over quarter at an annualized growth rate of 3.1% • Deposits increased $378 million quarter over quarter, and noninterest-bearing deposits now represent 33.16% of total deposits (1) Allowance to total loans (excluding PPP loans) and nonperforming loans to total loans (excluding PPP loans) are non-GAAP financial measures. See slide 35 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP.

Financial Condition

Total Assets 7 Note: Dollars in millions $14,897 $14,809 $14,930 $15,623 $16,022 $10 ,000 $11 ,000 $12 ,000 $13 ,000 $14 ,000 $15 ,000 $16 ,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

Loans and Yields 8Note: Dollars in millions * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. See slide 32 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP. $10,997 $11,085 $10,933 $10,688 $10,149 4.31% 4.06% 4.10% 4.24% 4.24% 4.24% 4.09% 4.03% 4.01% 3.94% 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I PPP Loan Yield Core Loan Yield**

Deposit Mix and Pricing 9 Note: Dollars in millions $11,846 $11,934 $12,059 $12,737 $13,115 0.49% 0.40% 0.33% 0.27% 0.24% 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Noninterest-bearing Interest-bearing Savings Time Cost of deposits

Liquidity 10 Note: Dollars in millions $617 $414 $633 $1,262 $1,606 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Cash and Cash Equivalents $1,303 $1,293 $1,343 $1,536 $2,164 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 $2,300 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Securities 93% 93% 92% 88% 81% $1 $1 $1 $1 $1 $1 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Average Loans to Average Deposits

Capital Position 11 Tier 1 $1,385 Tier 2 $348 Regulatory Capital as of June 30, 2021 • $50 million stock repurchase program in effect until October 2021 • Consistent dividend payment history, including through the 2008 financial crisis • Callable subordinated debt in 2021: • July 2021 - $15 million 6.50% fixed-to-floating rate subordinated notes • September 2021 - $60 million 5.00% fixed-to- floating rate subordinated notes Capital Highlights Subordinated Notes $212 ACL $136 Trust Preferred $107 Common Equity Tier 1 $1,278 1 Note: Dollars in millions

Strong Capital Position 12 * Tangible Common Equity is a non-GAAP financial measure. See slide 34 in the appendix for a description of the exclusions and a reconciliation of this non- GAAP financial measure to GAAP. Ratio 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Minimum to be Well Capitalized Tangible Common Equity* 7.97% 8.19% 8.33% 8.23% 8.22% N/A Leverage 9.12 9.17 9.37 9.49 9.30 5.00% Tier 1 Risk Based 11.69 11.79 11.91 12.00 12.07 8.00 Total Risk Based 13.72 14.89 15.07 15.09 15.11 10.00 Tier 1 Common Equity 10.69 10.80 10.93 11.05 11.14 6.50 Capital Ratios

Asset Quality

2.09% 0.00% 1.00% 2.00% 3.00% 4.00% $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Classified Loans/Total Loans* Classified Loans % of Total Loans, excl. PPP ($ in thousands) 0.15% 0.00% 0.50% 1.00% 1.50% 2.00% $- $25,000 $50,000 $75,000 $100,000 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Loans 30-89 Days Past Due/ Total Loans* 30-89 DPD % of Total Loans, excl. PPP ($ in thousands) Asset Quality 14* The ratio of loans 30-89 days past due to total loans (excluding PPP loans) and the ratio of classified loans to total loans (excluding PPP loans) are non-GAAP financial measures. See slide 35 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP.

0.39% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 NPAs/Total Assets* Nonperforming loans OREO % of Assets ($ in thousands) 0.03% 0.00% 0.20% 0.40% 0.60% 0.80% $- $5,000 $10,000 $15,000 $20,000 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Net Charge-offs/Average Loans* Net charge-offs % of Avg Loans ($ in thousands) Asset Quality 15* Nonperforming assets to total assets (excluding PPP loans) and net charge-offs to average loans (excluding PPP loans) are non-GAAP financial measures. See slide 36 in the appendix for a reconciliation of these non-GAAP financial measures to GAAP.

1.74% 0.00% 0.50% 1.00% 1.50% 2.00% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Allowance/Total Loans* Allowance % of Total Loans, excl. PPP ($ in thousands) 305% 0% 100% 200% 300% 400% 500% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Allowance/Nonperforming Loans Allowance % of Total NPLs ($ in thousands) ACL Metrics 16* Allowance for credit losses to total loans (excluding PPP) is a non-GAAP financial measure. See slide 35 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP.

ACL Summary ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans SBA Paycheck Protection Program - - - - Commercial, Financial, Agricultural 39,031$ 2.77 36,994$ 2.67 Lease Financing Receivables 1,624 2.14 1,511 2.04 Real Estate - 1-4 Family Mortgage 32,165 1.19 31,303 1.16 Real Estate - Commercial Mortgage 76,127 1.67 74,893 1.65 Real Estate - Construction 16,047 1.87 15,729 1.50 Installment loans to individuals 11,150 5.32 11,924 7.60 Allowance for Credit Losses on Loans 176,144 1.61 172,354 1.70 Allowance for Credit Losses on Deferred Interest 1,500 1,367 Reserve for Unfunded Commitments 20,535 20,535 Total Reserves 198,179$ 194,256$ 6/30/202112/31/2020 17* Allowance for credit losses to total loans (excluding PPP loans) is a non-GAAP financial measure. See slide 35 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP. • Allowance for credit losses on loans to total loans (excluding PPP loans)* was 1.74% and 1.80% as of June 30, 2021 and December 31, 2020, respectively

Loss Absorption Capacity 18 * Allowance to total loans (excluding PPP) is a non-GAAP financial measure. See slide 35 in the appendix for a reconciliation of this non-GAAP financial measure to GAAP. ($ in thousands) $ Amount Allowance for Credit Losses on Loans 172,354$ Reserve for Unfunded Commitments 20,535 Purchase Accounting Discounts 19,990 Total Loss Absorption Capacity 212,879$ 6/30/2021

Profitability

Net Income & Adjusted Pre-Provision Net Revenue* 20 $20.1 $30.0 $31.5 $57.9 $40.9 $65.6 $63.2 $57.4 $62.3 $48.8 1.79% 1.68% 1.53% 1.66% 1.24% 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Net Income P Adj. PPNR (non-GAAP)* Adj. PPNR /Avg. Assets (non-GAAP)* Note: Dollars in millions *Adjusted Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue/Average Assets are non-GAAP financial measures. See slides 27 and 28 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Diluted Earnings per Share Reported and Adjusted* 21 $.36 $.53 $.56 $1.02 $.72 $.52 $.53 $.68 $.85 $.73 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 EPS (GAAP) EPS Adjusted (non-GAAP)* * Diluted earnings per share (adjusted) is a non-GAAP financial measure. See slide 29 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

Profitability Ratios 22 3.85% 5.63% 5.88% 10.81% 7.40% 11.01% 10.81% 13.52% 16.68% 13.64% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* * ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. See slides 28 and 30 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. 0.55% 0.80% 0.84% 1.54% 1.04% 0.80% 0.79% 1.02% 1.29% 1.04% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* Return on Average Equity (ROE)Return on Average Assets (ROAA)

Core Net Interest Income (FTE) & Core Net Interest Margin* 23 $107.5 $107.9 $110.0 $111.3 $111.2 3.38% 3.29% 3.35% 3.37% 3.19% 3.26% 3.23% 3.22% 3.12% 2.92% 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)* Note: Dollars in millions *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. See slide 31 in the appendix for a description of exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

Note: Dollars in thousands $64,170 $70,928 $62,864 $81,037 $47,610 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Service Charges Fees and Commissions Insurance Wealth Management Mortgage Banking Securities Gains Other Noninterest Income 24 ($ in thousands) 2Q20 1Q21 2Q21 Gain on sales of loans, net 46,560$ 33,901$ 17,581$ Fees, net 5,309 4,902 4,519 Mortgage servicing loss, net (1,428) (1,631) (1,247) MSR valuation adjustment (4,951) 13,561 - Mortgage banking income, net 45,490$ 50,733$ 20,853$ Mortgage banking income 2Q20 1Q21 2Q21 Locked Volume $1.7 bill $1.7 bill $1.5 bill Wholesale % 41 43 40 Retail % 59 57 60 Purchase % 51 53 67 Refinance % 49 47 33 Mortgage production

69% 65% 71% 60% 68% 61% 63% 64% 64% 67% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* Efficiency Ratio 25 *Adjusted Efficiency Ratio is a non-GAAP financial measure. See slide 33 in the appendix for a description of exclusions and a reconciliation of this non- GAAP financial measure to GAAP.

Appendix

Reconciliation of Non-GAAP Disclosures Adjusted Pre-Provision Net Revenue 27 $ in thousands 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Net income (GAAP) 20,130$ 29,992$ 31,521$ 57,908$ 40,867$ Income taxes 4,637 7,612 6,818 16,842 7,545 Provision for credit losses (including unfunded commitments) 29,500 25,800 11,000 - - Pre-provision net revenue (non-GAAP) 54,267$ 63,404$ 49,339$ 74,750$ 48,412$ Debt prepayment penalties 90 28 3 - - MSR valuation adjustment 4,951 (828) (1,968) (13,561) - Restructuring charges - - 7,365 292 15 Swap termination charges - - 2,040 - - COVID-19 related expenses(1) 6,257 570 613 785 370 Adjusted pre-provision net revenue (non-GAAP) 65,565$ 63,174$ 57,392$ 62,266$ 48,797$ (1) Primarily consists of employee overtime and employee benefit accruals directly related to the response to the COVID-19 pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning.

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION | Understanding You.

Adjusted Pre-Provision Net Revenue/Average Assets

$ in thousands	2Q 2020	3Q 2020	4Q 2020	1Q 2021	2Q 2021
Net income (GAAP)	$ 20,130	$ 29,992	$ 31,521	$ 57,908	$ 40,867
Debt prepayment penalties	90	28	3	-	-
MSR valuation adjustment	4,951	(828)	(1,968)	(13,561)	-
Restructuring charges	-	-	7,365	292	15
Swap termination charges	-	-	2,040	-	-
COVID-19 related expenses[(1)]	6,257	570	613	785	370
Tax effect of adjustments noted above[(2)]	(2,065)	50	(1,443)	2,820	(83)
Net income with exclusions (non-GAAP)	$ 29,363	$ 29,812	$ 38,131	$ 48,244	$ 41,169
Adjusted pre-provision net revenue (non-GAAP)[(3)]	$ 65,565	$ 63,174	$ 57,392	$ 62,266	$ 48,796
Total average assets	$ 14,706,027	$ 14,928,159	$ 14,898,055	$ 15,203,691	$ 15,831,018
Return on Average Assets (GAAP)	0.55%	0.80%	0.84%	1.54%	1.04%
Return on Average Assets (Adjusted) (non-GAAP)	0.80%	0.79%	1.02%	1.29%	1.04%
Adjusted pre-provision net revenue/ Average assets (non-GAAP)	1.79%	1.68%	1.53%	1.66%	1.24%

(1) See footnote 1 on slide 27 for an explanation of the types of expenses included in the COVID-19 related expenses line item.
(2) Tax effect is calculated based on the respective periods' effective tax rate.
(3) See slide 27 for a reconciliation of Adjusted pre-provision net revenue.

28

Reconciliation of Non-GAAP Disclosures 29 Diluted Earnings Per Share $ in thousands 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Net income (GAAP) 20,130$ 29,992$ 31,521$ 57,908$ 40,867$ Debt prepayment penalties 90 28 3 - - MSR valuation adjustment 4,951 (828) (1,968) (13,561) - Restructuring charges - - 7,365 292 15 Swap termination charges - - 2,040 - - COVID-19 related expenses(1) 6,257 570 613 785 370 Tax effect of adjustments noted above(2) (2,065) 50 (1,443) 2,820 (83) Net income with exclusions (non-GAAP) 29,363$ 29,812$ 38,131$ 48,244$ 41,169$ Diluted shares outstanding (average) 56,325,476 56,386,153 56,489,809 56,519,199 56,635,898 Diluted EPS (GAAP) 0.36$ 0.53$ 0.56$ 1.02$ 0.72$ Diluted EPS (adjusted) (non-GAAP) 0.52$ 0.53$ 0.68$ 0.85$ 0.73$ (1) See footnote 1 on slide 27 for an explanation of the types of expenses included in the COVID-19 related expenses line item. (2) Tax effect is calculated based on the respective periods’ effective tax rate.

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION | Understanding You.

Return on Average Tangible Common Equity (Adjusted)

$ in thousands	2Q 2020	3Q 2020	4Q 2020	1Q 2021	2Q 2021
Net income (GAAP)	$ 20,130	$ 29,992	$ 31,521	$ 57,908	$ 40,867
Debt prepayment penalties	90	28	3	-	-
MSR valuation adjustment	4,951	(828)	(1,968)	(13,561)	-
Restructuring charges	-	-	7,365	292	15
Swap termination charges	-	-	2,040	-	-
COVID-19 related expenses[(1)]	6,257	570	613	785	370
Tax effect of adjustments noted above[(2)]	(2,065)	50	(1,443)	2,820	(83)
Net income with exclusions (non-GAAP)	$ 29,363	$ 29,812	$ 38,131	$ 48,244	$ 41,169
Amortization of intangibles	1,834	1,733	1,659	1,598	1,539
Tax effect of adjustment noted above[(2)]	(335)	(374)	(297)	(361)	(333)
Tangible net income with exclusion (non-GAAP)	$ 30,862	$ 31,171	$ 39,493	$ 49,481	$ 42,375
Average shareholders' equity (GAAP)	$ 2,101,092	$ 2,119,500	$ 2,132,375	$ 2,172,425	$ 2,213,743
Intangibles	974,237	972,394	970,624	969,001	967,430
Average tangible shareholders' equity (non-GAAP)	$ 1,126,855	$ 1,147,106	$ 1,161,751	$ 1,203,424	$ 1,246,313
Return on Average Equity (GAAP)	3.85%	5.63%	5.88%	10.81%	7.40%
Return on Average Tangible Common Equity (Adjusted) (non-GAAP)	11.01%	10.81%	13.52%	16.68%	13.64%

(1) See footnote 1 on slide 27 for an explanation of the types of expenses included in the COVID-19 related expenses line item.
(2) Tax effect is calculated based on the respective periods' effective tax rate.

30

Reconciliation of Non-GAAP Disclosures Core Net Interest Income (FTE) and Core Net Interest Margin 31 $ in thousands 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Net interest income (FTE) (GAAP) 107,457$ 107,885$ 110,024$ 111,264$ 111,205$ Less: Net interest income collected on problem loans 384 282 128 2,180 1,339 Accretable yield recognized on purchased loans 4,700 4,949 4,130 3,088 2,638 Interest income on PPP loans 5,886 7,449 10,271 10,687 10,120 Core net interest income (FTE) (non-GAAP) 96,487$ 95,205$ 95,495$ 95,309$ 97,108$ Total average earning assets 12,776,643$ 13,034,422$ 13,059,967$ 13,358,677$ 13,989,264$ Less: Average PPP loans 866,078 1,305,229 1,252,990 985,561 628,462 Adjusted total average earning assets (non-GAAP) 11,910,565$ 11,729,193$ 11,806,977$ 12,373,116$ 13,360,802$ Net interest margin (GAAP) 3.38% 3.29% 3.35% 3.37% 3.19% Core net interest margin (non-GAAP) 3.26% 3.23% 3.22% 3.12% 2.92%

Reconciliation of Non-GAAP Disclosures Core Loan Yield 32 $ in thousands 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 Loan interest income (FTE) (GAAP) 113,727$ 112,764$ 113,457$ 113,072$ 110,785$ Less: Net interest income collected on problem loans 384 282 128 2,180 1,339 Accretable yield recognized on purchased loans 4,700 4,949 4,130 3,088 2,638 Interest income on PPP loans 5,886 7,449 10,271 10,687 10,120 Adjusted loan interest income (FTE) (non-GAAP) 102,757$ 100,084$ 98,928$ 97,117$ 96,688$ Total average loans 10,616,147$ 11,041,684$ 11,019,505$ 10,802,991$ 10,478,121$ Less: Average PPP loans 866,078 1,305,229 1,252,990 985,561 628,462 Adjusted total average loans (non-GAAP) 9,750,069$ 9,736,455$ 9,766,515$ 9,817,430$ 9,849,659$ Loan yield (GAAP) 4.31% 4.06% 4.10% 4.24% 4.24% Core loan yield (non-GAAP) 4.24% 4.09% 4.03% 4.01% 3.94%

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION
Understanding You.

Adjusted Efficiency Ratio

$ in thousands	2Q 2020	3Q 2020	4Q 2020	1Q 2021	2Q 2021
Net interest income (FTE) (GAAP)	$ 107,457	$ 107,885	$ 110,024	$ 111,264	$ 111,205
Total noninterest income (GAAP)	64,170	70,928	62,864	81,037	47,610
Securities gains (losses)	31	-	15	1,357	-
MSR valuation adjustment	(4,951)	828	1,968	13,561	-
Adjusted total noninterest income (non-GAAP)	$ 69,090	$ 70,100	$ 60,881	$ 66,119	$ 47,610
Total income (FTE) (non-GAAP)	$ 176,547	$ 177,985	$ 170,905	$ 177,383	$ 158,815
Total noninterest expense (GAAP)	$ 118,285	$ 116,510	$ 122,152	$ 115,935	$ 108,777
Amortization of intangibles	1,834	1,733	1,659	1,598	1,539
Debt prepayment penalty	90	28	3	-	-
Restructuring charges	-	-	7,365	292	15
Swap termination charges	-	-	2,040	-	-
Provision for unfunded commitments	2,600	2,700	500	-	-
COVID-19 related expenses [1]	6,257	570	613	785	370
Adjusted total noninterest expense (non-GAAP)	$ 107,504	$ 111,479	$ 109,972	$ 113,260	$ 106,853
Efficiency Ratio (GAAP)	68.92%	65.16%	70.65%	60.29%	68.49%
Adjusted Efficiency Ratio (non-GAAP)	60.89%	62.63%	64.35%	63.85%	67.28%

(1) See footnote 1 on slide 27 for an explanation of the types of expenses included in the COVID-19 related expenses line item.

33

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION | Understanding You.

Tangible Common Equity and Tangible Book Value

$ in thousands	2Q 2020	3Q 2020	4Q 2020	1Q 2021	2Q 2021
Actual shareholders' equity (GAAP)	$ 2,082,946	$ 2,104,300	$ 2,132,578	$ 2,173,701	$ 2,203,807
Intangibles	973,214	971,481	969,823	968,225	966,686
Actual tangible shareholders' equity (non-GAAP)	$ 1,109,732	$ 1,132,819	$ 1,162,755	$ 1,205,476	$ 1,237,121
Actual total assets (GAAP)	$ 14,897,207	$ 14,808,933	$ 14,929,666	$ 15,622,571	$ 16,022,386
Intangibles	973,214	971,481	969,823	968,225	966,686
Actual tangible assets (non-GAAP)	$ 13,923,993	$ 13,837,452	$ 13,959,843	$ 14,654,346	$ 15,055,700
PPP Loans	1,281,278	1,307,972	1,128,703	860,864	246,931
Actual tangible assets exc. PPP loans (non-GAAP)	$ 12,642,715	$ 12,529,480	$ 12,831,140	$ 13,793,482	$ 14,808,769
Tangible Common Equity Ratio					
Shareholders' equity to (actual) assets (GAAP)	13.98%	14.21%	14.28%	13.91%	13.75%
Effect of adjustment for intangible assets	6.01%	6.02%	5.95%	5.68%	5.53%
Tangible common equity ratio (non-GAAP)	7.97%	8.19%	8.33%	8.23%	8.22%
Effect of adjustment for PPP loans	-0.81%	-0.85%	-0.73%	-0.51%	-0.13%
Tangible common equity ratio exc. PPP loans (non-GAAP)	8.78%	9.04%	9.06%	8.74%	8.35%
Tangible Book Value					
Shares Outstanding	56,181,962	56,193,705	56,200,487	56,294,346	56,350,878
Book Value (GAAP)	$ 37.07	$ 37.45	$ 37.95	$ 38.61	$ 39.11
Tangible Book Value (non-GAAP)	$ 19.75	$ 20.16	$ 20.69	$ 21.41	$ 21.95

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Reconciliation of Non-GAAP Disclosures Asset Quality Ratios excluding PPP loans 35 $ in thousands Q2 2020 Q3 2020 Q4 2020 1Q 2021 2Q 2021 Total loans (GAAP) 10,997,304$ 11,084,738$ 10,933,647$ 10,688,408$ 10,149,242$ Less: PPP loans 1,281,278 1,307,972 1,128,703 860,864 246,931 Adjusted total loans (non-GAAP) 9,716,026$ 9,776,766$ 9,804,944$ 9,827,544$ 9,902,311$ Loans 30-89 Days Past Due 9,675 16,644 26,286 21,801 15,077 Loans 30-89 Days Past Due / Total Loans 0.09% 0.15% 0.24% 0.20% 0.15% Loans 30-89 Days Past Due / Total Loans excluding PPP loans (non-GAAP) 0.10% 0.17% 0.27% 0.22% 0.15% Classified Loans 163,364 219,583 236,062 229,244 206,724 Classified Loans / Total Loans 1.49% 1.98% 2.16% 2.14% 2.04% Classified Loans / Total Loans excluding PPP loans (non-GAAP) 1.68% 2.25% 2.41% 2.33% 2.09% Nonperforming Loans 44,103 45,796 55,470 56,105 56,536 Nonperforming Loans / Total Loans 0.40% 0.41% 0.51% 0.52% 0.56% Nonperforming Loans / Total Loans excluding PPP loans (non-GAAP) 0.45% 0.47% 0.57% 0.57% 0.57% Allowance for Credit Losses on Loans 145,387 168,098 176,144 173,106 172,354 ACL / Total Loans 1.32% 1.52% 1.61% 1.62% 1.70% ACL / Total Loans excluding PPP loans (non-GAAP) 1.50% 1.72% 1.80% 1.76% 1.74%

Reconciliation of Non-GAAP Disclosures Asset Quality Ratios excluding PPP loans, continued 36 $ in thousands Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Total average loans (GAAP) 10,616,147$ 11,041,684$ 11,019,505$ 10,802,991$ 10,478,121$ Less: Average PPP loans 866,078 1,305,229 1,252,990 985,561 628,462 Adjusted total average loans (non-GAAP) 9,750,069$ 9,736,455$ 9,766,515$ 9,817,430$ 9,849,659$ Total assets (GAAP) 14,897,207$ 14,808,933$ 14,929,612$ 15,622,571$ 16,022,386$ Less: PPP loans 1,281,278 1,307,972 1,128,703 860,864 246,931 Adjusted total assets (non-GAAP) 13,615,929$ 13,500,961$ 13,800,909$ 14,761,707$ 15,775,455$ Nonperforming Assets 53,228 53,948 61,442 62,076 61,475 Nonperforming Assets / Total Assets 0.36% 0.36% 0.41% 0.40% 0.38% Nonperforming Assets / Total Assets excluding PPP loans (non-GAAP) 0.39% 0.40% 0.45% 0.42% 0.39% Net charge-offs 1,698 389 954 3,038 752 Annualized Net charge-offs / Average Loans 0.06% 0.01% 0.03% 0.11% 0.03% Annualized Net charge-offs / Average Loans excluding PPP loans (non-GAAP) 0.07% 0.02% 0.04% 0.13% 0.03%

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